UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

PERASO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32929	77-0291941
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2033 Gateway Place, Suite 500

San Jose, California 95110

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2026, Peraso Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Nant Capital, LLC, an accredited investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase from the Company, shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), pre-funded common stock purchase warrants (the “Pre-Funded Warrants”) and accompanying common stock purchase warrants (the “Common Warrants” and, together with the Pre-Funded Warrants, the “Warrants”) in an unregistered private placement (the “Private Placement”).

Pursuant to the Purchase Agreement, the Company will sell to the Purchaser (i) 3,271,355 shares of Common Stock (the “Shares”) and, in lieu of Shares to the extent the purchase of Shares would otherwise result in the Purchaser (together with its affiliates and any person acting as a group with the Purchaser or its affiliates) beneficially owning more than 19.99% of the shares of Common Stock outstanding immediately prior to giving effect to the issuance of the Shares and Pre-Funded Warrants on the Closing Date (as defined below) (the “Beneficial Ownership Limitation”), Pre-Funded Warrants to purchase 16,593,563 shares of Common Stock, and (ii) accompanying Common Warrants to purchase up to 19,864,918 shares of Common Stock. Each unit consisting of one Share and a Common Warrant to purchase one share of Common Stock will be sold for $0.5034 (the “Share Unit Purchase Price”), and each unit consisting of one Pre-Funded Warrant to purchase one share of Common Stock and a Common Warrant to purchase one share of Common Stock will be sold for $0.5034 (the “Pre-Funded Unit Purchase Price”). The Share Unit Purchase Price is equal to the Nasdaq Official Closing Price (as reflected on Nasdaq.com) of the Common Stock on October 23, 2026, the last trading day immediately preceding the signing of the Purchase Agreement, plus $0.125 per share, and the Pre-Funded Unit Purchase Price is equal to the Share Unit Purchase Price. The units will be immediately separable, and the Shares, Pre-Funded Warrants and Common Warrants will be issued separately. The aggregate gross proceeds to the Company from the Private Placement are expected to be approximately $10 million, before deducting offering expenses payable by the Company. The closing of the Private Placement is expected to occur on or about October 28, 2026 (the “Closing Date”), subject to the satisfaction or waiver of closing conditions, including, among others, the accuracy of the parties’ representations and warranties, the absence of a Material Adverse Change (as defined in the Purchase Agreement), the delivery of a legal opinion of Company counsel, the execution and delivery of the Registration Rights Agreement (as defined below), and the absence of any unresolved written objection by Nasdaq to the transactions contemplated by the Purchase Agreement. If the closing does not occur within three business days after the Closing Date, the Company must promptly return any funds previously wired by the Purchaser.

The Pre-Funded Warrants will be exercisable for shares of Common Stock (the “Pre-Funded Warrant Shares”) at any time and from time to time on or after issuance until exercised in full. A holder may not exercise any portion of a Pre-Funded Warrant to the extent that the holder, together with the Attribution Parties (as defined in the Pre-Funded Warrants), would beneficially own more than 19.99% of the outstanding Common Stock immediately after giving effect to the exercise (the “Maximum Percentage”), provided that the holder may increase or decrease the Maximum Percentage by written notice to the Company to any other percentage not in excess of 19.99%, and any increase will not be effective until the 61st day after such notice is delivered. This limitation may not be waived and will apply to any successor holder of a Pre-Funded Warrant. The Pre-Funded Warrants provide for customary adjustments for stock dividends, stock splits, pro rata distributions, purchase rights and Fundamental Transactions (as defined in the Pre-Funded Warrants). The Pre-Funded Warrants may not be transferred other than to an affiliate of the holder, subject to applicable securities laws.

The Common Warrants will be exercisable, at the election of the holder, for shares of Common Stock (the “Common Warrant Shares” and, together with the Pre-Funded Warrant Shares, the “Warrant Shares”) or for newly issued Pre-Funded Warrants to purchase the same number of shares of Common Stock, at any time from the date of issuance through 5:00 p.m., New York City time, on the two-year anniversary of the date of issuance, at an exercise price of $0.3784 per share, which is equal to the Nasdaq Official Closing Price (as reflected on Nasdaq.com) of the Common Stock on October 23, 2026, the last trading day immediately preceding the signing of the Purchase Agreement, subject to adjustment as provided in the Common Warrants. Upon any exercise of a Common Warrant for Pre-Funded Warrants, the holder will pay the aggregate exercise price of the Common Warrant being exercised, and the Pre-Funded Warrants issued will be fully pre-funded. The Common Warrants may be exercised for cash or, only if there is no effective registration statement registering the Common Warrant Shares, on a cashless basis. The Common Warrants are subject to the same Maximum Percentage limitation as the Pre-Funded Warrants (19.99%, which the holder may decrease by written notice, and may subsequently increase by written notice to any percentage up to 19.99%, with any increase effective on the 61st day after notice), except that the limitation does not restrict an exercise of a Common Warrant for Pre-Funded Warrants subject to the same or a lower Maximum Percentage. The Common Warrants provide for customary adjustments for stock dividends, stock splits, reclassifications, pro rata distributions, purchase rights and Fundamental Transactions (as defined in the Common Warrants). The Common Warrants may not be transferred other than to an affiliate of the holder, subject to applicable securities laws.

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Pursuant to the Purchase Agreement, from and after the Closing Date and subject to compliance with applicable Nasdaq rules, for so long as the Purchaser and its affiliates (collectively, “Nant”) beneficially own 16.7% or more of the Company’s outstanding Common Stock (including, solely for this purpose, shares of Common Stock issuable upon exercise of the Pre-Funded Warrants), Nant will have the right, but not the obligation, to designate two individuals for appointment to the Company’s board of directors (the “Board”), one of whom will be Dr. Patrick Soon-Shiong as long as Dr. Soon Shiong is reasonably available, and for so long as Nant beneficially owns less than 16.7% but at least 5% of the Company’s outstanding Common Stock (calculated on the same basis), Nant will have the right, but not the obligation, to designate one individual for appointment to the Board (such designees, the “Purchaser Designees”). The Company has agreed to take all actions reasonably necessary to promptly appoint the Purchaser Designees, including increasing the size of the Board to accommodate their appointment, to include the Purchaser Designees in the slate of nominees recommended by the Board at each meeting of stockholders at which directors are to be elected and use its reasonable best efforts to cause their election, and, while the designation right applies, to take commercially reasonable actions to fill any vacancy created by the departure of a Purchaser Designee with a new designee of Nant. If Nant’s ownership falls below the applicable threshold, the Purchaser Designees must promptly tender their resignations, and the Company may take commercially reasonable actions within its control to cause their removal. The appointment and service of each Purchaser Designee are subject to customary conditions, including the designee’s provision of information reasonably requested by the Board (including a completed director questionnaire), the absence of a reasonable and good faith determination by a majority of the Company’s independent directors, after consultation with outside counsel, that the designee is not qualified to serve under applicable law, Nasdaq rules, the Company’s governing documents or Board policies, the designee’s agreement to irrevocably tender his or her resignation upon Nant’s ownership falling below the applicable threshold, and the designee’s written agreement to comply with the Company’s policies applicable to non-employee directors. The Company will reimburse the Purchaser Designees for reasonable out-of-pocket expenses and provide them with directors’ and officers’ liability insurance coverage, in each case on the same terms as other members of the Board. The board designation rights are personal to the Purchaser and may not be assigned. As of the date of this Current Report on Form 8-K, no Purchaser Designee has been appointed to the Board, and the Company will disclose the appointment of any Purchaser Designee in a separate Current Report on Form 8-K following such appointment.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchaser. The Company has agreed, among other things, to (i) file with Nasdaq, prior to or at the closing, a Notification Form: Listing of Additional Shares for the listing of the Shares and the Warrant Shares and use commercially reasonable efforts to maintain the listing and trading of the Common Stock on the Nasdaq Capital Market, (ii) reserve and keep available a sufficient number of authorized shares of Common Stock for issuance upon exercise of the Warrants, (iii) use the proceeds from the sale of the securities for working capital and general corporate purposes, (iv) remove restrictive legends from the Shares and Warrant Shares in specified circumstances, subject to the payment of liquidated damages and buy-in amounts if it fails to do so in a timely manner, and (v) make the disclosures and file the transaction agreements as required under the Purchase Agreement and applicable law. The Company has also agreed to indemnify the Purchaser and its affiliates and related persons for losses arising from any breach of the Company’s representations, warranties, covenants or agreements under the transaction agreements. The representations and warranties in the Purchase Agreement survive for twelve months following the Closing Date. Each party is responsible for its own out-of-pocket fees and expenses in connection with the transaction, except that the Company will pay transfer agent fees, taxes and duties relating to the delivery of the securities and the reasonable fees and expenses of counsel for the Purchaser. In any action to enforce the transaction agreements, the prevailing party is entitled to reimbursement of its reasonable and documented fees and expenses by the non-prevailing party.

The Purchase Agreement also provides that, from the date of the Purchase Agreement until the earlier of (x) 30 days following the date the Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement and (y) 60 days following the Closing Date (the “Lock-Up Period”), the Company may not issue shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), or file a registration statement under the Securities Act relating to any shares of Common Stock or Common Stock Equivalents, subject to certain customary exceptions, including issuances under existing equity incentive plans and compensation agreements, upon the exercise, exchange or conversion of outstanding securities, in connection with acquisitions or strategic transactions (subject to a 5% cap), as inducement awards under Nasdaq Listing Rule 5635(c)(4), and pursuant to the Company’s committed equity facility with Roth Principal Investments, LLC or any at-the-market offering program of the Company, as well as the filing of registration statements on Form S-8 and in connection with such equity facility or at-the-market offering program. During the Lock-Up Period, the Company has also agreed not to issue any press release or other public announcement referencing the Purchaser or the transactions contemplated by the Purchase Agreement without first providing the Purchaser with a copy at least one day in advance. The Purchase Agreement may be terminated (a) by mutual written agreement of the Company and the Purchaser, (b) by the Company if any of the conditions to the Company’s obligation to close have become incapable of fulfillment and have not been waived, (c) by the Purchaser if any of the conditions to the Purchaser’s obligation to close have become incapable of fulfillment and have not been waived, or (d) if the closing has not occurred on or before October 30, 2026, other than as a result of a Willful Breach (as defined in the Purchase Agreement) by the Purchaser, subject in each case to surviving liability for fraud or Willful Breach.

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In connection with the Private Placement, at the closing, the Company and the Purchaser will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) requiring the Company, within 30 calendar days following the Closing Date, to file a registration statement on Form S-3 (or Form S-1 if the Company is not then eligible to use Form S-3) for the resale of the Shares and the Warrant Shares (determined without giving effect to any limitations on exercise of the Warrants). If the SEC limits the number of securities that may be registered, the Company must register the maximum number permitted and file one or more additional registration statements covering the remaining securities as promptly as permitted. The Company must use its best efforts to cause the registration statement to become effective no later than the 90th calendar day following the Closing Date, or the 120th calendar day following the Closing Date if the U.S. Securities and Exchange Commission (the “SEC”) reviews and has written comments to the registration statement, or, if earlier, the fifth business day after the SEC notifies the Company that the registration statement will not be reviewed or is no longer subject to further review and comments. The Company must use its best efforts to keep the registration statement continuously effective until the earlier of the date all of the covered securities have been sold and the date all of the covered securities cease to be Registrable Securities (as defined in the Registration Rights Agreement). The Company may suspend the use of the prospectus for an Allowed Delay (as defined in the Registration Rights Agreement) on no more than two occasions in any 12-month period, for no more than 45 consecutive days or 90 days in the aggregate. If specified registration or reporting failures occur, the Company must pay liquidated damages equal to 1.0% of the aggregate purchase price paid by the applicable holder for the Registrable Securities held on the applicable Event Date (as defined in the Registration Rights Agreement) and on each monthly anniversary thereof until cured, subject to a five business day cure period and a maximum of 5.0% of the aggregate purchase price paid by such holder for the Registrable Securities then held, with interest at a rate of 0.5% per month if unpaid within ten business days. No liquidated damages are payable, among other exceptions, if the Registrable Securities may then be sold without volume or manner-of-sale restrictions under Rule 144, if the holder is unable to sell because it possesses material non-public information, or with respect to securities the SEC does not permit to be registered. The Company will bear the expenses of registration, other than underwriting discounts, selling commissions and certain other selling expenses of the holders. The Registration Rights Agreement also contains customary indemnification and contribution provisions, with the liability of each holder limited to the net proceeds received by such holder from the sale of Registrable Securities under the applicable registration statement.

The foregoing descriptions of the Pre-Funded Warrants, the Common Warrants, the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents (or forms thereof), copies of which are attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated herein by reference into this Item 3.02. The maximum number of shares of Common Stock issuable pursuant to the Private Placement, including upon exercise of the Pre-Funded Warrants and the Common Warrants (without giving effect to the Maximum Percentage limitation), is 39,729,836 shares.

The Shares, the Pre-Funded Warrants, the Common Warrants and the Warrant Shares (collectively, the “Securities”) were, and will be, offered and sold in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The Purchaser represented that it is an “accredited investor,” as defined in Rule 501(a) of Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

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Item 7.01 Regulation FD Disclosure.

On October 26, 2026, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the expected closing of the private placement, the anticipated gross proceeds and the intended use of the proceeds, the designation and appointment of directors pursuant to the purchase agreement, the filing and effectiveness of a resale registration statement, and the Company’s plans and expectations regarding the development and commercialization of communications technology for drone and counter-drone applications. Words such as “believe,” “expect,” “intend,” “may,” “potential” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to the following: the risk that the private placement is not completed on the anticipated timeline or at all, including as a result of a failure to satisfy the conditions to closing; the Company’s ability to register the resale of the shares and warrant shares within the time periods required by the registration rights agreement and any liquidated damages that may become payable if it does not; the effect of Nant’s significant ownership position and board designation rights on the Company and its other stockholders; anticipated use of mmWave technology in defense, autonomous and UAV applications, including counter-drone applications; the risk that the performance characteristics of the Company’s technology, including with respect to jam-resistance and low probability of intercept/detection, may not be replicated in actual field conditions, third-party testing, or customer deployments; changes in defense spending priorities, government budget constraints, military procurement policy, or geopolitical developments that could reduce or delay demand for the Company’s technologies in military and government applications; the risk that Peraso’s products or technology may be subject to U.S. export control laws and regulations, including EAR or ITAR, and that compliance or non-compliance may limit the addressable market or expose the Company to civil or criminal penalties; competition from alternative wireless and wired connectivity technologies; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital to fund its operations; the Company’s ability to regain compliance with the continued listing requirements and standards of the Nasdaq Stock Market; risks related to the process of reviewing and exploring potential strategic alternatives, which may be time-consuming, distracting, and disruptive to the Company’s business operations; the timing of customer orders and product shipments, which may be impacted by supply chain disruptions experienced by the Company or its customers; the Company’s ability to convert customer engagements, proof-of-concept evaluations, and technology demonstrations into design wins, purchase orders, and production revenue; the timing and outcome of product deliveries, field trials, and customer acceptance of the Company’s products; risks related to pandemics, wars and terrorist activities that may have an adverse impact on the Company’s business and financial results and result in component shortages and increased lead times that may negatively impact the Company’s ability to ship its products; risks related to tariffs, trade restrictions, inflation, and other government actions that may affect the Company’s supply chain, component costs, or customer demand; customer concentrations and length of billing and collection cycles, which may be impacted in the event of a global recession or economic downturn; lengthy sales cycle; ability to enhance the Company’s existing proprietary technologies and develop new technologies; achieving additional design wins for the Company’s products through the acceptance and adoption of its technology by existing and potential customers and their suppliers; difficulties and delays in the production, testing and marketing of the Company’s products; reliance on manufacturing partners to assist successfully with the fabrication of and production of the Company’s products; impacts of the end-of-life of the Company’s memory products; availability of quantities of the Company’s products supplied by its manufacturing partners at a competitive cost; level of intellectual property protection provided by the Company’s patents, the expenses and other consequences of litigation, including intellectual property infringement litigation, to which the Company may be or may become a party from time to time; vigor and growth of markets served by the Company’s customers and its operations; and other risks identified in the Company’s public filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 30, 2026, and its subsequent Quarterly Reports on Form 10-Q. Peraso does not intend to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
10.1*	Securities Purchase Agreement, dated as of October 26, 2026, by and between Peraso Inc. and Nant Capital, LLC
10.2	Form of Registration Rights Agreement
99.1	Press Release of Peraso Inc., dated October 26, 2026
104	The cover page of this Current Report on Form 8-K formatted in Inline XBRL

*	Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and certain information has been redacted pursuant to Item 601(a)(6) of Regulation S-K. The forms of Common Warrant, Pre-Funded Warrant and Registration Rights Agreement attached as exhibits to the Securities Purchase Agreement are filed as Exhibits 4.2, 4.1 and 10.2, respectively. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission or its staff upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: October 26, 2026	By:	/s/ Ronald Glibbery
Ronald Glibbery Chief Executive Officer

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